UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2018

Central Index Key Number of the issuing entity: 0001723306
Morgan Stanley Capital I Trust 2017-HR2
(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361
Morgan Stanley Capital I Inc.
(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC
Central Index Key Number of the sponsor: 0001701238
Citi Real Estate Funding Inc.
Central Index Key Number of the sponsor: 0001682532
Starwood Mortgage Funding III LLC
Central Index Key Number of the sponsor: 0001624053
Argentic Real Estate Finance LLC
(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206582-13	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 22, 2017, Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the Morgan Stanley Capital I Trust 2017-HR2, Commercial Mortgage Pass-Through Certificates, Series 2017-HR2 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2017 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “Kirkwood Plaza” on Exhibit B to the Pooling and Servicing Agreement (the “Kirkwood Plaza Mortgage Loan”), is an asset of the Issuing Entity and part of a whole loan (the “Kirkwood Plaza Whole Loan”) that includes the Kirkwood Plaza Mortgage Loan and a pari passu promissory note (the “Controlling Pari Passu Companion Loan”) that is not an asset of the Issuing Entity. The Pooling and Servicing Agreement provides that the Kirkwood Plaza Whole Loan will be serviced and administered (i) prior to the securitization of the Controlling Pari Passu Companion Loan, under the Pooling and Servicing Agreement and (ii) from and after the securitization of the Controlling Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The Controlling Pari Passu Companion Loan was securitized on February 13, 2018 in connection with the issuance of a series of mortgage pass-through certificates entitled BANK 2018-BNK10, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK10. Consequently, the Kirkwood Plaza Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of February 1, 2018 (the “BANK 2018-BNK10 PSA”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer (the “Non-Serviced Master Servicer”), Torchlight Loan Services, LLC, as special servicer (the “Non-Serviced Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The BANK 2018-BNK10 PSA is attached hereto as Exhibit 4.5.

The servicing terms of the BANK 2018-BNK10 PSA will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated December 13, 2017 (the “Prospectus”), and the following:

•	The Non-Serviced Master Servicer will earn a primary servicing fee with respect to the Kirkwood Plaza Mortgage Loan that is to be calculated at 0.02% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for such mortgage loan).
•	Upon the Kirkwood Plaza Mortgage Loan becoming a specially serviced loan under the BANK 2018-BNK10 PSA, the Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such mortgage loan accruing at a rate equal to 0.25% per annum, until such time as such mortgage loan is no longer specially serviced. The special servicing fee is subject to a minimum fee of $3,500 or, during the continuance of a consultation termination event under the BANK 2018-BNK10 PSA and if the risk retention consultation party under the BANK 2018-BNK10 PSA is entitled to consult with the Non-Serviced Special Servicer with respect to such mortgage loan, $5,000.
•	The Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.0% of each payment of principal and interest (other than default interest) made by the related borrower after a workout. The workout fee is subject to a minimum fee of $25,000 and will not be subject to a cap.

•	The Non-Serviced Special Servicer will be entitled to a liquidation fee equal to 1.0% of net liquidation proceeds received in connection with a liquidation. The liquidation fee is subject to a minimum fee of $25,000 and will not be subject to a cap.
•	The operating advisor under the BANK 2018-BNK10 PSA will be entitled to consult with the Non-Serviced Special Servicer under different circumstances than those under which the operating advisor under the Pooling and Servicing Agreement is entitled to consult with the special servicer under the Pooling and Servicing Agreement. In particular, such operating advisor will be entitled to consult on major decisions when the certificate balance of the senior-most class of control eligible certificates is less than 25% of the initial certificate balance thereof (taking into account cumulative appraisal reduction amounts). In addition, the operating advisor under the BANK 2018-BNK10 PSA will be entitled to recommend the termination of the special servicer under the BANK 2018-BNK10 PSA if it determines, in its sole discretion exercised in good faith, that such special servicer is not performing its duties as required under the BANK 2018-BNK10 PSA or is otherwise not acting in accordance with the servicing standard. Such recommendation would then be subject to confirmation by the BANK 2018-BNK10 certificateholders pursuant to a certificateholder vote.
•	The BANK 2018-BNK10 PSA does not provide for the compliance with credit risk retention requirements through a retaining third-party purchaser and provides a representative of the holders of the credit risk retention interests with certain non-binding consultation rights in relation to certain servicing decisions related to the Kirkwood Plaza Whole Loan (if it is specially serviced).

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits:

4.5	Pooling and Servicing Agreement, dated as of February 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the Kirkwood Plaza Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

	By:	/s/ Jane Lam
Name: Jane Lam
Title: Vice President

Dated: February 15, 2018

Exhibit Index

Exhibit No.	Description
4.5	Pooling and Servicing Agreement, dated as of February 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the Kirkwood Plaza Whole Loan.